united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22976

Cross Shore Discovery Fund

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Benjamin Bloomstone, President and Principal Executive Officer

Cross Shore Discovery Fund

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 3/31

Date of reporting period: 9/30/2023

Item 1. Reports to Stockholders.

(a)

Cross Shore Discovery Fund

Semi-Annual Report

September 30, 2023

Cross Shore Capital Management, LLC

111 Great Neck Road

Suite 210

Great Neck, NY 11021

Investment Results (Unaudited)

Average Annual Total Returns

(For the periods ended September 30, 2023)

	Six Months	One Year	Five Year	Since Inception(1)
Cross Shore Discovery Fund	(1.3)%	(1.9)%	(0.2)%	3.1%
S&P 500® Index(2)	5.2%	21.6%	9.9%	10.8%
HFRX Equity Hedge Index(3)	2.4%	4.9%	3.5%	0.4%

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Cross Shore Discovery Fund (“Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. All performance figures are presented net of fees. Performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.crossshorefunds.com or by calling (844) 300-7828. The prospectus should be read carefully before investing. The Fund is distributed by Ultimus Fund Distributors, LLC (Member FINRA).

(1)	For the period from January 2, 2015 (inception date of the Fund) to September 30, 2023. Performance for more than one year is annualized.

(2)	The S&P 500® Index (“S&P 500”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The S&P 500 returns assume reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500.

(3)	The HFRX Equity Hedge Index (“HFRX”) is made up of hedge funds that have at least $50 million in assets under management, have been actively trading for at least 24 months, are open to new investment (in separately managed accounts), provide transparency, and satisfy qualitative screening requirements of Hedge Fund Research®, a company which specializes in analysis and indexation of hedge funds and has developed a detailed hedge fund classification system. The HFRX is a sub-index that focuses on Long/Short strategies and is an investable index. The index is rebalanced quarterly.

Fund Holdings (Unaudited)

(1)	As a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov or on the Fund’s website at www.crossshorefunds.com.

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Cross Shore Discovery Fund
Schedule of Investments (Unaudited)
September 30, 2023
	% of
Portfolio Funds*	Net Assets
Long/Short Generalist:
Atika Offshore Fund, Ltd., Class A, Series 1	4.6%
EVR Offshore Partners Fund, Ltd., Class B, Series 1121	5.9%
Hawk Ridge Partners Offshore, Ltd., Class A, Initial Series	9.3%
Hill City Capital Offshore Fund Ltd., Class A, Series 14	6.0%
TCIM Offshore Fund Ltd., Class A-33, Series 2019-12	8.2%
Thames Absolute Return Offshore Fund, Ltd., Class B-2, Series 1	5.7%
Wolf Hill Offshore Fund, Ltd., Class A-OS, Series 2020-08	5.4%
Total Long/Short Generalist	45.1%
Long/Short Sector:
Energy
Encompass Capital Fund Offshore Ltd., Class A, Series 1	11.8%
Healthcare, Biotechnology
Avoro Life Sciences Offshore Fund Ltd., Class A-1	11.8%
Biomedical Offshore Value Fund, Ltd., Class I, Series 200199-1	10.3%
Total Healthcare, Biotechnology	22.1%
Healthcare, Consumer
Armistice Capital Offshore Fund Ltd., Class A, Series 2019-04B	0.0	% (5)
Armistice Capital Offshore Fund Ltd., Class A, Series 2015-09B	0.0	% (5)
Armistice Capital Offshore Fund Ltd., Class A, Series 2013-08B	0.0	% (5)
Total Healthcare, Consumer	0.0	% (5)
Technology, Media and Telecommunications
Atreides Foundation Fund, Ltd., Founders Class, Series F-2	8.0%
Total Long/Short Sector	41.9%
Total Investments In Portfolio Funds	87.0%

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Schedule of Investments (Unaudited) (continued)
September 30, 2023

		Initial		Next Available
Cost(1)	Fair Value	Acquisition Date	Redemption Frequency(2)	Redemption Date

$677,447	$1,378,258	1/2/2015	Quarterly	12/31/2023
1,750,000	1,799,793	11/1/2021	Quarterly	12/31/2023(3)
1,600,000	2,812,107	2/1/2018	Quarterly	12/31/2023
1,750,000	1,802,827	11/1/2021	Quarterly	12/31/2023(3)
1,756,890	2,486,874	12/1/2019	Monthly	10/31/2023
1,550,000	1,720,376	11/1/2017	Quarterly	12/31/2023
1,300,000	1,620,003	7/1/2021	Quarterly	12/31/2023
10,384,337	13,620,238

1,803,039	3,570,135	1/1/2020	Quarterly	12/31/2023

1,069,545	3,574,642	5/1/2017	Quarterly	12/31/2023
2,100,000	3,124,287	1/1/2019	Quarterly	12/31/2023
3,169,545	6,698,929

17,040	1,573	4/1/2019	N/A	(4)
4,503	847	9/1/2015	N/A	(4)
3,108	641	1/2/2015	N/A	(4)
24,651	3,061

1,585,524	2,411,554	5/15/2019	Quarterly	12/31/2023(3)
6,582,759	12,683,679
$16,967,096	$26,303,917

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Schedule of Investments (Unaudited) (continued)
September 30, 2023
% of
Money Market Funds	Net Assets
Federated Hermes Institutional Prime Obligations Fund, Institutional Class, 5.42%(6)	15.1%

Total Investments	102.1%

Liabilities in Excess of Other Assets	(2.1)%

Net Assets	100.0%

*	Non-income producing security.

(1)	There were no unfunded capital commitments as of September 30, 2023.

(2)	Certain redemptions may be subject to various restrictions and limitations such as redemption penalties on investments liquidated within a certain period subsequent to investment (e.g., a soft or hard lock-up), investor-level gates and/or Portfolio Fund-level gates. Redemption notice periods range from 30 to 120 days.

(3)	Subject to 25% investor level quarterly gate.

(4)	Redemptions are not permitted until the underlying special investments are sold/liquidated.

(5)	Amount is less than 0.05%.

(6)	Rate disclosed is the seven day effective yield as of September 30, 2023.

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Schedule of Investments (Unaudited) (concluded)
September 30, 2023

Cost	Fair Value	Shares

$4,566,180	$4,566,761	4,565,392

$21,533,276	$30,870,678

	$(626,725)

	$30,243,953

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Statement of Assets and Liabilities
September 30, 2023 (Unaudited)

Assets
Investments in Portfolio Funds and Money Market Funds, at fair value (cost $21,533,276)	$30,870,678
Cash	18,966
Dividends receivable	159,515
Prepaid expenses	3,860
Total assets	31,053,019
Liabilities
Payable for fund shares redeemed	713,810
Payable to Adviser	32,982
Payable for audit and tax fees	27,114
Payable to Administrator	10,207
Other accrued expenses	24,953
Total liabilities	809,066
Net Assets	$30,243,953
Net Assets Consist Of
Paid-in capital	$38,301,970
Accumulated deficit	(8,058,017)
Net Assets	$30,243,953
Net Asset Value Per Share
Institutional Shares (based on 403,652 shares outstanding; 265,813 additional shares registered)	$74.93

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Statement of Operations
For the six months ended September 30, 2023 (Unaudited)

Investment Income
Dividend income	$65,698
Expenses
Investment Adviser	198,373
Audit and tax preparation fees	27,529
Administration	20,451
Legal	15,111
Chief Compliance Officer	16,250
Trustee	15,576
Fund accounting	13,634
Transfer agent	11,590
Insurance	5,169
Printing	4,921
Custodian	3,750
Registration	3,633
Miscellaneous	7,209
Total expenses	343,196
Expenses waived by Adviser	(13,348)
Net expenses	329,848
Net investment loss	(264,150)
Realized and Change in Unrealized Gain/(Loss) from Investments in Portfolio Funds
Net realized loss on sale of investments in Portfolio Funds	(238,026)
Net change in unrealized appreciation/(depreciation) from investments in
Portfolio Funds	73,541
Net realized and change in unrealized loss from investments in Portfolio Funds	(164,485)
Net decrease in net assets resulting from operations	$(428,635)

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Statements of Changes in Net Assets

	For The
	Six Months Ended	For The
	September 30, 2023	Year Ended
	(Unaudited)	March 31, 2022
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment loss	$(264,150)	$(666,620)
Net realized gain/(loss) on sale of investments in Portfolio Funds	(238,026)	1,383,998
Net change in unrealized appreciation/(depreciation) from investments in Portfolio Funds	73,541	(3,128,245)
Net decrease in net assets resulting from operations	(428,635)	(2,410,867)
Distributions To Shareholders From Earnings
Institutional Shares	—	—
Capital Share Transactions - Institutional Shares
Proceeds from issuance of shares	500,000	200,000
Reinvestment of distributions	—	—
Payments for redemption of shares	(713,810)	(8,352,794)
Net decrease in net assets resulting from capital share transactions	(213,810)	(8,152,794)
Net decrease in net assets	(642,445)	(10,563,661)
Net assets at beginning of period	30,886,398	41,450,059
Net assets at end of period	$30,243,953	$30,886,398
Share Transactions - Institutional Shares
Shares issued	6,486	2,480
Reinvestment of distributions	—	—
Shares redeemed	(9,526)	(109,895)
Net decrease in share transactions	(3,040)	(107,415)

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Financial Highlights - Institutional Shares

	For the Year Ended
	For the Six
	Months
	ended
	September
	30, 2023		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$75.95		$80.63	$91.84	$87.56	$102.96	$103.50
Investment operations:
Net investment loss(1)	(0.64)		(1.43)	(1.80)	(1.96)	(2.02)	(2.09)
Net realized and unrealized gains/ (losses) from investments in Portfolio Funds	(0.38)		(3.25)	(1.43)	25.15	(5.35)	5.51
Net change in net assets resulting from operations	(1.02)		(4.68)	(3.23)	23.19	(7.37)	3.42
Distributions from:
Net investment income	—		—	(7.98)	(18.91)	(8.03)	(3.96)
Net asset value, end of period	$74.93		$75.95	$80.63	$91.84	$87.56	$102.96
Total return(2)	(1.34	%) (4)	(5.80%)	(4.11%)	25.50%	(8.02%)	3.73%
Net assets, end of period	$30,243,953		$30,886,398	$41,450,059	$44,782,217	$38,720,310	$40,391,631
Ratios To Average Net Assets
Expenses after waiver and reimbursement or recoupment(3)	2.08	% (5)	2.00%	1.97%	2.00%	2.00%	2.08%
Expenses before waiver and reimbursement or recoupment(3)	2.16	% (5)	2.03%	1.86%	1.87%	1.92%	2.18%
Net investment loss after waiver and reimbursement or recoupment(3)	(1.67	%) (5)	(1.86%)	(1.97%)	(1.98%)	(1.96%)	(2.00%)
Net investment loss before waiver and reimbursement or recoupment(3)	(1.75	%) (5)	(1.89%)	(1.86%)	(1.85%)	(1.88%)	(2.10%)
Portfolio turnover rate	—	% (4)	—%	11.15%	7.08%	22.97%	32.77%

(1)	Calculated based on the average shares outstanding during the period.

(2)	Total return represents the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any.

(3)	The ratios do not reflect the Fund’s proportionate share of income, expenses and incentive allocations of the underlying Portfolio Funds.

(4)	Not annualized.

(5)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Notes to Financial Statements (Unaudited)
September 30, 2023

1. Organization

Cross Shore Discovery Fund (the “Fund”) was organized on May 21, 2014 as a Delaware statutory trust. The Fund commenced operations on January 2, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified closed-end management investment company and offers interests (“Shares”) registered under the 1940 Act and the Securities Act of 1933, as amended. The Fund’s initial registration under the 1940 Act and the Securities Act of 1933 became effective on January 30, 2015. The Fund operates as a “fund of hedge funds”. The Fund provides investors access to a variety of professionally managed private investment funds (“hedge funds”) that predominately employ equity long/short strategies (each a “Portfolio Fund”). The Portfolio Funds are not registered under the 1940 Act and are generally organized outside of the United States (“U.S.”). The Fund currently offers one class of shares (“Institutional Shares”).

Under the Fund’s organizational documents, its officers and Board of Trustees (“Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Portfolio Fund Transactions and Income Recognition

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first business day of the calendar month in which the investment is effective. Realized gains and losses are calculated on a specific identification method when redemptions are accepted by a Portfolio Fund, which is generally on the last business day of the calendar month. Interest income, if any, and expense are accrued each month. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

Cross Shore Discovery Fund
Notes to Financial Statements (Unaudited) (continued)
September 30, 2023

B. Investment Valuation and Risks

The Fund will calculate the net asset value per share (“NAV”) of the Institutional Shares as of the close of business on the last business day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Institutional Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Institutional Shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or by Cross Shore Capital Management, LLC, the Fund’s investment adviser (the “Adviser”).

Accordingly, the Board has approved procedures pursuant to which the Fund will value its investments in the Portfolio Funds at fair value (the “Valuation Procedures”). Under the Valuation Procedures, the Adviser, as the valuation designee, is responsible for determining the fair value of each Portfolio Fund as of each date upon which the NAV of the Institutional Shares is calculated (the “NAV Date”). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures and GAAP, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by a Portfolio Fund’s Investment Manager or third-party administrator (“Portfolio Fund Management”). In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date, including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.

Because Portfolio Funds are not registered under the 1940 Act and their governing documents typically do not impose significant investment restrictions, a Portfolio Fund may without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments (collectively, “Assets”). While, generally, each Portfolio Fund carries its investments at fair value, these investments may be associated with a varying degree of off-balance sheet risks, including both market and credit risks. Market risk is the risk of potential adverse changes to the value of the Assets because of the changes in market conditions such as interest and currency rate movements and volatility of Asset values. Credit risk is the risk of the potential inability of counterparties to perform the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective balance sheets. In addition, the Portfolio Funds will engage in the short sale of securities. A short sale of a security not owned by a Portfolio Fund involves the sale of a security that is borrowed from a counterparty to complete the sale. The sale of a borrowed security may result in a loss if the price of the borrowed security increases after the sale. Purchasing securities to close out the short position can itself cause their market price to rise further,

Cross Shore Discovery Fund
Notes to Financial Statements (Unaudited) (continued)
September 30, 2023

increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. Losses on short sales are theoretically unlimited, although losses to the Fund are limited to its investment in a particular Portfolio Fund.

Portfolio Fund investment managers (the “Investment Managers”), who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value of the Fund’s investment. These fees are deducted directly from each Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. During the six months ended September 30, 2023, the fees for these services ranged from 0.75% to 2.00% per annum for management fees and up to 20% of the Portfolio Funds’ net profits for incentive fees or allocations. In certain cases, the incentive fees or allocations may be subject to a hurdle rate. The impact of these fees are reflected in the Fund’s performance, but are not operational expenses of the Fund.

The Fund’s interests in Portfolio Funds may also be illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents.

Generally, the fair value of the Fund’s investments in a Portfolio Fund represents the Fund’s proportionate share of that Portfolio Fund’s net assets as reported by applicable Portfolio Fund Management. All valuations as of September 30, 2023, were determined by the Adviser to be consistent with the Fund’s Valuation Procedures and are net of management and incentive fees pursuant to the Portfolio Funds’ applicable agreements. The fair value represents the amount the Fund expects to receive, gross of redemption fees or penalties, at September 30, 2023, if it were to liquidate its investments in the Portfolio Funds. Because of the inherent uncertainly of valuation, the value of investments in the Portfolio Funds held by the Fund may differ significantly from the values that would have been used had a ready market existed, and differences could be material.

Pursuant to the Valuation Procedures, the Adviser may conclude in certain circumstances that, after considering information reasonably available at the time the valuation is made and that the Adviser believes to be reliable, the balance provided by the Portfolio Fund Management does not represent the fair value of the Fund’s interest in the Portfolio Fund. In addition, in the absence of specific transaction activity in the interests of a particular Portfolio Fund, the Adviser could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net assets as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to the reported net assets and would be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In determining fair values as of September 30, 2023, the Adviser has, as a practical expedient, estimated the fair value of each Portfolio Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Portfolio Fund as of that date.

Cross Shore Discovery Fund
Notes to Financial Statements (Unaudited) (continued)
September 30, 2023

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Inputs, broadly referred to as the assumptions that market participants use to make valuation decisions, are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the financial instrument at the measurement date.

Investments in money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. Accordingly, money market mutual funds with a fair value of $4,566,761 have been categorized as Level 1 in the fair value hierarchy. All investments for which fair value is measured using the NAV per share as a practical expedient are not required to be categorized within the fair value hierarchy. Accordingly, Portfolio Funds with a fair value of $26,303,917 have not been categorized in the fair value hierarchy.

3. Investment Strategies

The Fund seeks to invest at least 80% of its total assets in Portfolio Funds that predominately employ equity long/short strategies. Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the equity securities (or the equivalent thereof) of U.S. and foreign issuers. These long and short positions are created by purchasing and selling short specific equity securities or groups of equity securities. For a more detailed description, please see the Fund’s prospectus.

Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies. Investment Managers, for example, may construct long and short portions based upon: (1) a mispricing of equity securities relative to each other or relative to historic norms (Relative Value Approach); (2) the effect of events on different equity securities (Event Driven Approach); (3) perceived valuations of equity securities (e.g., whether an issuer is overvalued or undervalued) (Fundamental Long/Short Approach); and/or (4) the effect of economic and political changes on the prices of equity securities (Directional Trading Approach) (collectively, “Long/Short Equity Techniques”). The Investment Managers may utilize a variety of investment styles (e.g., growth/value, small cap/large cap) and focus on specific sectors, regions (e.g., U.S., emerging markets, global) and asset classes (e.g., common stocks, preferred stocks and convertible securities) to implement their long/short equity strategies.

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants to implement their equity long/short strategies. A Portfolio Fund may also invest in fixed income securities such as corporate debt obligations, government securities,

Cross Shore Discovery Fund
Notes to Financial Statements (Unaudited) (continued)
September 30, 2023

municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero- coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”) on an opportunistic basis. For example, a Portfolio Fund may take a long or short position in the Fixed Income Securities of one or more specific issuers or groups of Fixed Income Securities to the extent that the Investment Manager believes that such securities constitute a better investment opportunity than corresponding equity securities over a given period of time. A Portfolio Fund may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio. It is expected that an Investment Manager may apply techniques similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.

While a Portfolio Fund generally implements its long/short strategies by investing directly or selling short Equity and Fixed Income Securities, a Portfolio Fund may use derivatives, typically, options on Equity or Fixed Income indices (each an “Index”), futures on Indices and total return swaps involving one or a basket of Equity or Fixed Income Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or for hedging against certain long/short strategy risks.

4. Investment Advisory Fee and Other Transactions with Affiliates

A. Investment Advisory Fees

The Adviser serves as the Fund’s investment adviser. The Adviser receives an annual fee of 1.25% payable monthly based on the Fund’s monthly net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Institutional Shares will not exceed an annual rate of 2.20% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund’s average net assets for the fiscal year. The arrangement will continue until at least July 31, 2024 and can only be terminated prior to that day with approval from the Board. The Adviser may recoup fees waived and expenses reimbursed within three years of the date in which such waivers and reimbursements were made if such recoupment does not cause current expenses within the fiscal year to exceed the expense limit in effect at the time the expense was paid/waived or any expense limit in effect at the time of repayment. Prior to July 29, 2023, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Institutional Shares would not exceed an annual rate of 2.00%.

For the six months ended September 30, 2023, the Adviser waived $13,348 in advisory fees. As of September 30, 2023, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $11,028 and $13,348 from the Fund no later than March 31, 2026 and September 30, 2026, respectively.

Cross Shore Discovery Fund
Notes to Financial Statements (Unaudited) (continued)
September 30, 2023

B. Administration, Accounting, Compliance Services and Transfer Agent Fees

Pursuant to an agreement between the Fund and Ultimus Fund Solutions, LLC (“Administrator” or “Ultimus”), the Administrator provides administration, fund accounting, transfer agency and compliance services to the Fund and supplies certain officers to the Fund including a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer. The Fund pays the Administrator a basis point fee, subject to fee minimums, for administrative services, a base annual fee for fund accounting services, a base annual fee plus an annual fee per open shareholder account for transfer agency and a fixed fee for compliance services and certain out of pocket expenses.

C. Distribution

Ultimus Fund Distributors, LLC (the “Distributor”), a wholly- owned subsidiary of Ultimus, acts as principal underwriter and distributor of the Fund’s shares of beneficial interest on a best effort basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of shares and shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

D. Custodian Fees

Fifth Third Bank N.A. (the “Custodian”) is custodian of the Fund’s investments and may maintain Fund assets with U.S. and foreign sub custodians, subject to policies and procedures approved by the Board. Fees and expenses of the Custodian are paid by the Fund.

E. General

Certain officers of the Fund are employees of the Adviser, the Administrator, or their affiliates. Independent trustees are paid $3,750 for each regularly scheduled Board meeting and $1,250 for each special Board meeting attended, for their services to the Fund. Interested trustees and officers of the Trust are not paid for services directly by the Fund.

5. Capital Share Transactions

Shares of the Fund will be traded for purchase only through the Distributor, or a Selling Agent as of the first business day of each month. To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase shares pursuant to written repurchase offers but is not obligated to do so.

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding shares or a specific number of shares. Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holdings shares acquired from shareholders. When the Board determines that the Fund will repurchase shares or portions thereof, notice will be provided to each shareholder describing the terms thereof, and

Cross Shore Discovery Fund
Notes to Financial Statements (Unaudited) (continued)
September 30, 2023

containing information a shareholder should consider in deciding whether and how to participate in such repurchase opportunity. The Board convenes quarterly to consider whether or not to authorize a tender offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

During the six months ended September 30, 2023, the Board authorized and the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 10% of the net asset value of the Fund’s Institutional Shares as of the repurchase pricing dates. The results of those repurchase offers were as follows:

	Repurchase	Repurchase
	Offer #1	Offer #2
Commencement date	April 28, 2023	August 1, 2023
Repurchase request deadline	May 30, 2023	August 31, 2023
Repurchase pricing date	June 30, 2023	September 29, 2023
Value of shares repurchased	$—	$713,810
Shares repurchased	—	9,526

6. Purchases and Sales of Portfolio Funds

Aggregate purchases and proceeds from sales of Portfolio Funds, other than short-term investments, for the six months ended September 30, 2023, amounted to $ - and $3,190,295, respectively. There were no purchases or sales of U.S. government obligations for the six months ended September 30, 2023.

7. Distributions

The Fund declares and pays dividends on investment income, if any, annually. The Fund also makes distributions of net capital gains, if any, annually.

8. Federal Income Taxes

It is the policy of the Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The following information is provided on a tax basis as of September 30, 2023:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(390,777)
Net unrealized depreciation	$(390,777)

Cross Shore Discovery Fund
Notes to Financial Statements (Unaudited) (continued)
September 30, 2023

As of September 30, 2023, the aggregate cost of investments for federal tax purposes was $31,261,455. The difference between the book-basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment.

As of March 31, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Accumulated capital and other losses	(7,165,064)
Unrealized appreciation/(depreciation)	(464,318)
Total	$(7,629,382)

The tax character of distributions for the fiscal year ended March 31, 2023 was as follows:

Distributions paid from:
Ordinary income	$—
Total distributions paid	$—

As of March 31, 2023, for federal income tax purposes, the Fund had $2,115,472 of short-term and $4,214,356 of long-term capital loss carryforwards available to offset future gains, if any, that may be carried forward indefinitely, to the extent provided by the Treasury regulations. As of March 31, 2023, the Fund had deferred Qualified Late Year Ordinary losses of $835,236.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

9. Control Persons

A control person is a shareholder who owns beneficially, or through controlled companies, more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of September 30, 2023, Cross Shore QP Partners, LP, an affiliate of the Adviser, owned 39% of the outstanding shares of the Fund.

10. Subsequent Events

The Fund announced that the Board had approved a tender offer to purchase up to 10% of the net asset value of the Fund’s Institutional Shares to be calculated at a price equal to the Fund’s Institutional Shares net asset value as of December 29, 2023. The Fund commenced its tender offer on November 3, 2023, and the expiration of the tender offer is December 5, 2023. As of November 21, 2023, there were shares with a value of $800,000 and an additional 2,525 shares tendered pursuant to that offer.

Cross Shore Discovery Fund
Notes to Financial Statements (Unaudited) (concluded)
September 30, 2023

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

Dividend Reinvestment Plan (Unaudited)

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Institutional Shares unless they elect in writing to receive distributions in cash in their Subscription Agreement with the Fund. Ultimus (the “Agent”) acts as the agent for participants under the DRIP. Participants in the DRIP will receive an amount of Institutional Shares equal to the amount of the distribution on that Participant’s Institutional Shares divided by the immediate post-distribution NAV per Share of the Institutional Shares.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the Institutional Shares are held in street or other nominee name, then to the nominee) by Ultimus as dividend paying agent. To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Institutional Shares. The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A shareholder whose Institutional Shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at P.O. Box 46707, Cincinnati, OH 45246-0707 or (844) 300-7828.

Investment Advisory Agreement Approval (Unaudited)

The Board of Trustees (the “Board”), including the Trustees who are not “interested persons” (as that terms is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Trustees”) voting separately, reviewed and approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between Cross Shore Capital Management, LLC (the “Adviser”) and Cross Shore Discovery Fund, a Delaware statutory trust and registered closed-end fund under the Investment Company Act of 1940, as amended (the “Trust”), on behalf of its sole series of the same name (the “Fund”). The approval took place at a meeting held on May 31, 2023 (the “Meeting”) at which all of the Independent Trustees and the Interested Trustee participated in-person.

Prior to the meeting, the Board requested, received, reviewed and considered a substantial amount of information from the Adviser related to the renewal of the Advisory Agreement between the Adviser and the Trust (the “Support Materials”). The Support Materials included, among other things, information regarding: (1) the Adviser’s organizational structure, management, personnel and proposed services to the Fund; (2) the fees to be paid by the Fund to the Adviser for services rendered under the Advisory Agreement, (3) the Adviser’s projected profitability on services to be rendered to the Fund and related economies of scale; (4) the financial stability of the Adviser; and (5) the Adviser’s compliance program, including the Adviser’s Code of Ethics.

The Board also received a memorandum from counsel to the Fund and the Independent Trustees (“Counsel”) outlining the Board’s duties and legal standards applicable to the consideration and approval of fund advisory agreements. Counsel discussed with the Trustees the types of information and factors that the Board should consider at in order to make an informed decision regarding the renewal of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by the Adviser under the Advisory Agreement; (ii) the investment performance of the Adviser; (iii) the costs of the services to be provided and anticipated profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows; (v) whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (vi) other potential benefits to the Adviser from its relationship with the Fund (collectively, the “Factors”).

During the meeting and prior to approving the renewal of the Advisory Agreement, the Independent Trustees received a presentation from Mr. Neil Kuttner, a Managing Member of the Adviser, updating the Board on the Adviser’s activities with respect to the Fund and summarizing the services that the Adviser provides to the Fund. The Independent Trustees also met with Counsel in executive session to discuss their obligations with respect to approving the renewal of the Advisory Agreement and the Factors and the information provided by the Adviser pertinent thereto.

In considering the Support Materials and reaching its conclusion to approve the renewal of the Advisory Agreement, the Board reviewed and analyzed the Factors as set forth below. The Trustees did not identify any particular Factor or information that was most relevant to their consideration to renew the Advisory Agreement, and each Trustee may have afforded different weight to the various Factors.

Investment Advisory Agreement Approval (Unaudited)
(continued)

Nature, Extent and Quality of Services. The Trustees reviewed the services being provided by the Adviser to the Fund as set forth in the Advisory Agreement, including the indication by Mr. Kuttner that the Adviser’s only business activity is the management of pooled investment vehicles, and, that the Adviser has successful historical experience in providing advisory services to a fund of hedge funds with an emphasis in equity long/short strategies. The Trustees also noted that during the past year, the Adviser had not experienced any issues under its compliance program, and that the Adviser has not been subject to any litigation. The Trustees also considered the experience of the Adviser’s personnel servicing the Fund, as well as the Adviser’s compliance environment and the Fund’s performance. The Trustees concluded that they are satisfied with the quality, extent, and nature of the services provided by the Adviser.

Performance of the Fund. The Trustees compared the performance of the Fund with the performance of its benchmark index, the HFRX Equity Hedge Index. The Trustees considered that since its August 1, 2012 inception through March 31, 2023 the Fund outperformed its benchmark index. The Trustees also noted that the Fund outperformed its benchmark in calendar years 2013 through 2020. The Trustees considered the Adviser’s explanation for its lagging performance in 2021 and 2022, and in the first quarter of 2023, and found the explanation reasonable. The Board concluded that they were satisfied with the Fund’s performance.

Cost of Advisory Services and Profitability. The Trustees considered the cost of the advisory services that Cross Shore provides to the Fund and the Adviser’s profitability with respect to the Fund, as well as the Adviser’s overall financial condition as it relates to the Adviser’s ability to provide the services called for in the Advisory Agreement. With respect to the former, the Trustees noted that financials presented by the Adviser show that the Fund is operating at a loss to the Adviser and that the Adviser predicts the Fund to continue to operate at a loss to the Adviser over the coming year. The Trustees also considered that the fee arrangement of the Fund with the Adviser currently involves a contractual advisory fee of 1.25%, which was reduced from 1.75% in August 2018. The Trustees considered the advisory fees paid to Adviser during a twelve-month period and the Adviser’s expenses incurred over that period, as well as an estimation of the Adviser’s operational overhead allocable to the services provided to the Fund. The Trustees also noted that the Adviser had agreed to waive its fees and/or reimburse expenses to the extent that operating expenses (excluding certain contractually specified fees and expenses) exceed 2.00% of the Fund’s average month-end net assets and that the Adviser had recouped all fees it had previously waived under the expense limitation agreement. The Trustees noted that the Adviser had reimbursed the Fund during the fiscal year ended March 31, 2023 and in that context and considered and approved the Adviser’s request to increase the expense cap to 2.20% due to increased fixed expenses of the Fund. Based on this information, the Trustees concluded that the Adviser’s profitability with respect to the Fund was not unreasonable and that the Adviser was not unjustly enriched by its fee arrangements with the Fund.

With respect to the overall financial condition of the Adviser as it relates to the Adviser’s ability to provide the services called for in its Advisory Agreement, the Trustees reviewed the Adviser’s balance sheet as of December 31, 2022 and other relevant information, including the Adviser’s assets under management, and concluded that the Adviser is financially capable of performing its required services to the Fund and satisfying its financial obligations to the Fund.

Investment Advisory Agreement Approval (Unaudited)
(concluded)

Comparative Fee and Expense Data; Economies of Scale. The Trustees compared the fees and expenses of the Fund (including the Fund’s advisory fee) to those of a peer group of six similarly managed, closed-end funds identified by the Adviser (the “Peer Group”), noting that the Fund’s advisory fee is higher than the average fee of the funds in the Peer Group. The Trustees also considered that the Adviser viewed the fee as appropriate based on the Fund’s total assets. The Trustees considered the Fund’s overall fee arrangements with the Adviser noting that the Adviser had agreed to waive its fees and/or reimburse expenses to the extent that operating expenses (excluding certain fees and expenses) exceed 2.20% of the Fund’s average month-end net assets. Taking into account the Fund’s performance and the fact that it is a small fund with no profit for the Adviser, the Trustees determined that the Fund’s fee arrangements with the Adviser are fair and reasonable.

Other Benefits. The Board noted that the Adviser benefits from its relationship with the Fund as the firm may gain introductions to fund managers through its work for the Fund that might fit the investment criteria of the Adviser’s other managed funds. Similarly, in marketing the Fund, the Adviser may discover opportunities which benefit the Adviser. The Trustees concluded that the benefits realized by the Adviser from managing the Fund are reasonable and acceptable.

Privacy Notice

FACTS	WHAT DOES CROSS SHORE DISCOVERY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect, and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     Assets

■     Retirement Assets

■     Transaction History

■     Checking Account Information

■     Purchase History

■     Account Balances

■     Account Transactions

■     Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (844) 300-7828

Privacy Notice (concluded)

Who we are
Who is providing this notice?	Cross Shore Discovery Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator and Transfer Agent)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■   Open an account

■   Provide account information

■   Give us your contact information

■   Make deposits or withdrawals from your account

■   Make a wire transfer

■   Tell us where to send the money

■   Tell us who receives the money

■   Show your government-issued ID

■   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

■   Affiliates from using your information to market to you

■   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Cross Shore Capital Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available (1) without charge upon request by calling the Fund at (844) 300-7828 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Benjamin R. Bloomstone, Chairman
David J. Gruber
Thomas E. Niehaus

OFFICERS
Benjamin R. Bloomstone, Chief Executive Officer and President
Zachary Richmond, Principal Financial Officer and Treasurer
Martin R. Dean, Chief Compliance Officer
Elisabeth A. Dahl, Secretary

INVESTMENT ADVISER
Cross Shore Capital Management, LLC
111 Great Neck Road, Suite 210
Great Neck, NY 11021

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

CUSTODIAN
Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Cross Shore-SAR-23

(b) NOT APPLICABLE

Item 2. Code of Ethics.

NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert.

NOT APPLICABLE – disclosed with annual report

Item 4. Principal Accountant Fees and Services.

NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – disclosed with annual report

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	NOT APPLICABLE – disclosed with annual report

(b) As of this reporting period end there have been no changes to any of the Portfolio Managers since the registrant’s previous from N-CSR filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Fund with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE

Item 13. Exhibits.

(a)	(1)	NOT APPLICABLE – disclosed with annual report

	(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)		Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cross Shore Discovery Fund

By: /s/ Benjamin R. Bloomstone

Benjamin R. Bloomstone, President and Chief Executive Officer

Date:	12/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Benjamin R. Bloomstone

Benjamin R. Bloomstone, President and Chief Executive Officer

Date:	12/1/2023

By: /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer and Principal Officer

Date:	12/1/2023